UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 5, 2004

SEABULK INTERNATIONAL, INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-28732	65-0966399
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2200 ELLER DRIVE, P.O. BOX 13038, FT. LAUDERDALE, FL		33316
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code	954 523 2200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On October 5, 2004, Seabulk Angola, Inc. (the "Borrower"), an indirect, wholly-owned subsidiary of the Registrant, entered into a Loan Agreement with Caterpillar Financial Services Corporation ("CFSC") pursuant to which CFSC will provide a loan in the amount of $11,840,000 for the construction and acquisition by the Borrower of a 65 meter anchor handling tug supply vessel to be called SEABULK LUANDA. The Registrant and two other of its wholly-owned subsidiary corporations are guarantors under the Loan Agreement.

A copy of the Loan Agreement is attached to this report as Exhibit 10.24, and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 is incorporated herein by reference.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 4, 2004, Mr. Ari J. Benacerraf resigned from the Registrant's Board of Directors. Mr. Benacerraf was appointed to the Board in 2002 as a designee of Nautilus Acquisition, L.P. ("Nautilus") pursuant to the Stockholders Agreement among Nautilus, the Registrant, C/R Marine Domestic Partnership, L.P., C/R Marine Non-U.S. Partnership, C/R Marine Coinvestment, O.P. and C/R Marine Coinvestment II, L.P. (the "C/R Entities") dated September 13, 2002.

Nautilus nominated Daniel H. Clare to succeed Mr. Benacerraf. Mr. Clare is a Vice President of Credit Suisse First Boston LLC in the Merchant Banking Group, a position he has held since January 2003. Mr. Clare joined Credit Suisse First Boston Corporation in 1999 as an associate in its Private Equity Division. Prior to joining CSFB, he was a management consultant at Bain & Company. Mr. Clare holds an M.B.A. degree from Harvard Business School and a B.A. from Haverford College. He is a director of American Ref-Fuel Company LLC and United American Energy Corp.

The Board of Directors confirmed Mr. Clare's appointment to the Board at a regularly scheduled meeting held on October 5, 2004.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 5, 2004, the Board of Directors approved an amendment of Article 3.8 of the Registrant's Amended and Restated By-laws (the "By-laws") to further expand the provisions for a quorum of the Board. The amendment provides that no more than three of the seven directors required for a quorum may be non-U.S. citizens or affiliates of, or employed by affiliates of, entities that are non-U.S. citizens within the meaning of Sections 2(a) and 2(c) of the Shipping Act, 1916, as amended, which entities directly or indirectly own 5% or more of any class or series of the Registrant's stock.

The amendment became effective immediately upon approval by the Board. Copies of the By-Laws and Amendment No. 1 thereto are attached to this report as Exhibit 3.3, and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

SIGNATURES

EXHIBIT INDEX

EX. 10.24: Loan Agreement between Seabulk Angola, Inc. and Caterpillar Financial Services Corporation

EX. 3.3: By-Laws, revised effective October 5, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEABULK INTERNATIONAL, INC. (Registrant)

October 6, 2004	By:	ALAN R.TWAITS

Name: ALAN R.TWAITS
Title: SENIOR VICE PRESIDENT

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Exhibit Index

Exhibit No.	Description

EX-3.3	BYLAWS-AMD
EX-10.24	CAT2-LOAN AGREEMENT